Van Kampen Corporate Bond Fund
                          Item 77(O) 10F-3 Transactions
                      September 1, 2005 - February 28, 2006



Securi  Purch   Size   Offeri  Total   Amount    % of    % of
  ty     ase/    of      ng    Amount    of     Offeri  Funds   Broker  Purcha
Purcha  Trade  Offeri  Price     of    Shares     ng    Total     s       sed
  sed    Date    ng      of   Offerin  Purcha   Purcha  Assets           From
                       Shares    g       sed      sed
                                         By       By
                                        Fund     Fund
  SBC   11/8/    -     $96.83 $2,000,  1,840,    0.09%  0.26%    Banc   Barcla
Commun    05                  000,000    000                      of      ys
icatio                                                          Americ  Capita
  ns                                                              a        l
 Inc.                                                           Securi
 6.15%                                                           ties
 Notes                                                           LLC,
  due                                                           Barcla
 2034                                                             ys
                                                                Capita
                                                                  l,
                                                                JPMorg
                                                                 an,
                                                                LaSall
                                                                  e
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Credit
                                                                Suisse
                                                                First
                                                                Boston
                                                                  ,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Citigr
                                                                 oup,
                                                                HSBC,
                                                                 UBS
                                                                Invest
                                                                 ment
                                                                Bank,
                                                                Deutsc
                                                                  he
                                                                 Bank
                                                                Securi
                                                                ties,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Wachov
                                                                  ia
                                                                Securi
                                                                 ties